UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017
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ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (503) 505-5800
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in Item 7.01 of this Current Report on Form 8-K (this “Form 8-K”), exclusively regarding the Backstop Agreement (as defined below) is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.

As previously disclosed, on November 8, 2016, Erickson Incorporated (the “Company”) and its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Erickson Incorporated, et al.”, Case No. 16-34393 in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Chapter 11 Cases”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On February 3, 2017, the Debtors filed the Second Amended Joint Plan of Reorganization of Erickson Incorporated, et al., Pursuant to Chapter 11 of the Bankruptcy Code (as may be amended from time to time, the “Plan”) in their Chapter 11 Cases. The Debtors also filed the Second Amended Disclosure Statement in Support of the Second Amended Joint Plan of Reorganization of Erickson Incorporated, et al., pursuant to Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”). The Bankruptcy Court entered an order approving the Disclosure Statement on February 6, 2017.

Rights Offering
In connection with the Debtors’ Plan, the Company has agreed to solicit participation in a rights offering (the “Rights Offering”) which contemplates a new money investment of up to $30.0 million (the “Rights Offering Amount”), by certain eligible holders of the Company’s 8.25% Second Priority Senior Secured Notes due 2020 (“Eligible Offerees”). Eligible Offerees shall be offered rights in an amount not to exceed such offeree’s pro rata share of the Rights Offering Amount based upon a fraction (expressed as a percentage) the numerator of which is the principal amount of its Allowed Existing Second Lien Claims (as defined in the Plan) and the denominator of which is the principal amount of all Allowed Existing Second Lien Claims, to purchase (i) in respect of the first $20.0 million of the Rights Offering, shares of reorganized common stock of the Company (the “New Common Stock”), at a per share purchase price (the “Purchase Price”) at an implied 10% discount to the Plan Equity Value (as defined in the Plan) and (ii) in respect of any amount in excess of $20.0 million, up to $30.0 million, a combination of New Common Stock, at the same discount to the Plan Equity Value, and term loans (the “New Second Lien Loans”) issued under a New Second Lien Credit Facility (the “Rights Offering New Second Lien Loans”), at par, on the terms and conditions set forth in the Company’s proposed Plan and the Backstop Agreement (described below).

Prior to the effective date of the Plan (the “Effective Date”), the holders of at least 66-2/3% of the backstop commitments under the Backstop Agreement (the “Requisite Investors”) and the Debtors will determine the Rights Offering Amount, the extent to which Eligible Offerees receive New Common Stock and/or New Second Lien Loans for any amounts in excess of $20.0 million, the Purchase Price and the number of shares of New Common Stock to be received therefor in the Rights Offering. The Debtors will publicly announce by press release and filing with the Bankruptcy Court such terms. The Requisite Investors and the Debtors may modify these terms before the Effective Date to the extent necessary in connection with the anticipated financing needs of the Debtors at the Effective Date, in which case, the Debtors will publicly announce by press release and filing with the Bankruptcy Court such modified terms.

On February 15, 2017, the Company commenced the Rights Offering.

Backstop Agreement
On February 9, 2017 and prior to the commencement of the Rights Offering, the Company entered into a backstop agreement (the “Backstop Agreement”) with certain parties named therein (the “Investors”), pursuant to which such parties agreed, subject to the terms and conditions in the Backstop Agreement, to participate in the Rights Offering and backstop the full amount of the Rights Offering. In exchange for the commitments under the Backstop Agreement, the Company will pay to the Investors, in the aggregate, a nonrefundable aggregate premium on the Effective Date in additional shares of New Common Stock in an amount equal to 6.0% of the Rights Offering Amount. Consummation of the Backstop Agreement is subject to several conditions, including (i) approval of the Plan by the creditors and the Bankruptcy Court, (ii) the receipt of all required governmental and material third-party approvals, and (iii) the absence of a material adverse effect with respect to the Company.
The foregoing summary of the Backstop Agreement does not purport to be complete and is qualified in its entirety by reference to the Backstop Agreement filed as Exhibit 10.1, respectively, hereto and incorporated herein by reference.
Disclosure Statement
A copy of the Disclosure Statement, which describes the Rights Offering and the proposed Plan (which is attached as an exhibit thereto), is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Disclosure Statement contains certain projections and valuation analyses of future financial performance (collectively, the “Financial Projections”). Certain of the Company’s management team (“Management”) prepared the Financial Projections based on expectations, beliefs, opinions, and assumptions of Management that Management believed were reasonable at the time they were made. The Financial Projections contained within the Disclosure Statement were prepared in December 2016 and January 2017. Such expectations, beliefs, opinions, and assumptions may not be appropriate as of the date hereof and there can be no assurance they will be realized; rather, actual future financial results are likely to vary materially from the forward-looking information presented therein. The Financial Projections were not prepared in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.”
The furnishing of the Financial Projections should not be regarded as an indication that the Company or any other person considered, or now considers, this information to be predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such Financial Projections remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.
Neither the independent auditor of the Company nor any other independent accountant has examined, compiled, or performed any procedures with respect to the Financial Projections. Accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Financial Projections.
The Company does not, as a matter of course, publish its business plans or strategies, projections or anticipated financial position. Accordingly, the Company does not anticipate that it will, and disclaims any obligation to, furnish updated business plans or projections. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below and the risk factors set forth in Article XIV of the Disclosure Statement.
Additional Information about the Chapter 11 Cases

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at www.kccllc.net/erickson. Information contained on, or that can be accessed through, such website is not part of this Current Report.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K and the related exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to the intent, beliefs, plans, projections or expectations of the Company are based upon current expectations and are subject to a number of risks, uncertainties and assumptions. It is not possible to predict or identify all such factors and the following list should not be considered a complete statement of all potential risks and uncertainties relating to the Debtors, including, but not limited to: (i) the Company’s ability to obtain sufficient acceptances in connection with the Rights Offering, (ii) the Debtor’s ability to obtain confirmation of the Plan from the Bankruptcy Court and creditors and/or meet all of the conditions precedent therein necessary to effectuate the Plan, (iii) the Company’s ability to obtain the Bankruptcy Court’s approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession, (iv) the effects of the filing of the bankruptcy petitions on the Company’s business and the interests of various constituents, (v) the Bankruptcy Court rulings in the Chapter 11 Cases, as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (vi) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 proceedings, (vii) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization, (viii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, (ix) increased advisory costs to execute the Company’s reorganization, (x) the impact of the NASDAQ suspension of trading and commencement of delisting proceedings on the liquidity and market price of the Company’s common stock and on the Company’s ability to access the public capital markets, (xi) the uncertainty that any trading market for the Company’s common stock will exist or develop in the over-the-counter markets, (xii) the Company’s ability to continue as a going concern and (xiii) other risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K for more information. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Backstop Agreement between Erickson Incorporated and the Investors Identified therein dated as of February 9, 2017.

99.1	Second Amended Disclosure Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 23, 2017	Erickson Incorporated

		By:	/s/ David Lancelot
David Lancelot
Chief Financial Officer